Exhibit 10.81

*We have requested confidential treatment of certain provisions contained in this exhibit. The copy filed as an exhibit omits the information subject to the confidentiality request.*

FIRST AMENDMENT TO THE INTERCONNECTION &
TRAFFIC EXCHANGE
AGREEMENT

BY AND BETWEEN

SPRINT SPECTRUM L.P.
NEXTEL OPERATIONS, INC
NEXTEL COMMUNICATIONS OF THE MIDATLANTIC, INC.
NEXTEL OF NEW YORK, INC.
NEXTEL SOUTH CORP.
NEXTEL OF TEXAS, INC.
NEXTEL WEST CORP.
NPCR, INC.
SPRINT COMMUNICATIONS COMPANY LIMITED PARTNERSHIP
SPRINT COMMUNICATIONS COMPANY L.P.

AND

RNK, INC D/B/A RNK COMMUNICATIONS

     Pursuant to this Amendment, Sprint Spectrum L.P., a Delaware limited partnership, as agent and general partner for APC PCS, LLC., a Delaware limited partnership, PhillieCo, L.P., a Delaware Limited Partnership, and SprintCom, Inc., a Kansas Corporation (collectively “Sprint PCS”), and Nextel Operations, Inc, a Delaware Corporation, acting in its authority as agent for the benefit of Nextel of California, Inc., a Delaware corporation, Nextel Communications of the MidAtlantic, Inc., a Delaware corporation, Nextel of New York, Inc., a Delaware corporation, Nextel South Corp., a Georgia corporation, Nextel of Texas, Inc., a Texas corporation and Nextel West Corp., a Delaware corporation. (collectively “Nextel”), NPCR, Inc. (“Nextel Partners”), and Sprint Communications Company Limited Partnership (“Sprint”) (hereinafter Sprint PCS, Nextel, Nextel Partners and Sprint collectively referred to as “Sprint Nextel”), on behalf of themselves, their subsidiaries and Affiliates and RNK, Inc. d/b/a RNK Communications, a Masssachusetts corporation, on behalf of itself and its subsidiaries and Affiliates (hereinafter collectively referred to as “RNK”), hereby agree to amend that certain Interconnection and Traffic Exchange Agreement between the Parties dated November 10, 2008 (Agreement).

     WHEREAS, Sprint Nextel and RNK entered into the Agreement on November 10, 2008; and

     WHEREAS, the Parties desire amend the Agreement to modify the dates for which certain rates apply between the Parties; and

SPRINT AMENDMENT- March 30, 2010

     NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sprint Nextel and RNK hereby covenant and agree as follows:

1.	The Parties agree to delete Section 1 of Attachment I and replace it with the following:

[***]

2.	The remaining Sections of the Agreement remain unchanged.

IN WITNESS WHEREOF, each Party has executed this Agreement to be effective as of the date last signed by the Parties.

Sprint Spectrum L.P.
Nextel Operations, Inc.
Sprint Communications
Company L.P.	RNK, Inc.

By: /s/ Paul W. Schieber	By:/s/ Richard N. Koch
Name: Paul W. Schieber	Name: Richard N. Koch
Title: V.P. Access & Roaming	Title: President
Date 3/30/2010	Date 3/24/2010

*We have requested confidential treatment of certain provisions contained in this exhibit. The copy filed as an exhibit omits the information subject to the confidentiality request.*

SPRINT AMENDMENT- March 30, 2010